UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
MarineMax, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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***IMPORTANT UPDATE REGARDING PROPOSAL TO INCREASE AUTHORIZED SHARES
OF CAPITAL STOCK***
***PLEASE READ***
February 9, 2010
Dear MarineMax Stockholder:
If you are receiving this letter, you were a holder of MarineMax, Inc. common stock as of the December 28, 2009 record date and are entitled to vote at our Annual Meeting of Stockholders scheduled for February 17, 2010. A proxy statement was mailed to you approximately four weeks ago.
Proposal Two of this proxy statement requested stockholder approval to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 24,000,000 to 40,000,000 and authorized shares of preferred stock from 1,000,000 to 5,000,000. Our Board of Directors unanimously had approved this proposal because of the belief that it was in our company’s best interests to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise.
Subsequent to the mailing of the proxy statement, we have received feedback from a number of our major stockholders indicating they would be more comfortable with supporting this proposal if it related only to an increase in the number of authorized shares of common stock. Therefore, in order for our company to retain the flexibility to meet its business needs, our Board of Directors has determined that, in the event that Proposal Two is approved by our stockholders, it will use its authority to amend our Certificate of Incorporation only to give effect to the approved increase in authorized shares of common stock from 24,000,000 to 40,000,000; our authorized shares of preferred stock will remain unchanged at 1,000,000.
YOUR VOTE IS VERY IMPORTANT. If you have voted for or against Proposal Two, you may still change your vote in light of the determination to increase only our company’s authorized common stock if approved by our stockholders. Only your latest dated proxy counts. If you have not yet voted or wish to change your previously submitted vote due to this update, we urge you to sign, date, and promptly mail the enclosed proxy card or submit your proxy via telephone or via the internet using the instructions on the enclosed proxy card. Our Board of Directors recommends a vote “for” this proposed amendment to our Company’s Certificate of Incorporation. You should note that if you have already voted in favor of Proposal Two and do not wish to change your vote, your approval will only be used to increase the authorized common stock.
In light of the timing of this letter relative to our Annual Meeting of Stockholders, our Board of Directors retains its right to adjourn the Annual Meeting to a later date to allow additional time to receive stockholder votes.
On behalf of the Board of Directors,
William H. McGill Jr.
Chairman of the Board, President, and Chief Executive Officer

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

M19566-R51684
MARINEMAX, INC.
MARINEMAX, INC.
18167 U.S. HIGHWAY 19N
SUITE 300
CLEARWATER, FL 33764

Meeting Information
Meeting Type:         Annual Meeting
For holders as of:   December 28, 2009
Date:   February 17, 2010     Time: 8:00 a.m. local time

Location:	2375 East Camelback Road 7th Floor Phoenix, Arizona 85016
You are receiving this communication because you hold shares in the above named company.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——
How to Access the Proxy Materials

M 19567-R51684
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT     FORM 10-K     LETTER TO STOCKHOLDERS, DATED FEBRUARY 9, 2010
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 12, 2010 to facilitate timely delivery.
—— How To Vote ——
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.
Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items

The Board of Directors recommends a vote "FOR" each of the following proposals:

1.	To elect three directors, each to serve for a three-year term expiring in 2013.

		For	Against	Abstain
Nominees:

	1a. Hillard M. Eure III	☐	☐	☐

	1b. Joseph A. Watters	☐	☐	☐

	1c. Dean S. Woodman	☐	☐	☐	For	Against	Abstain

2.
To approve an amendment to our certificate of incorporation to increase the total number of authorized shares from 25,000,000 to 45,000,000, consisting of 40,000,000 of common stock and 5,000,000 of preferred stock.
					☐	☐	☐

3.	To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending September 30, 2010.				☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

M 19568-R51684

M 19569-R51684

Non-voting items	Yes	No
Change of Address/Comments
Please print new address or comments in the box below.

Please indicate if you plan to attend this meeting.	☐	☐

This Proxy is Solicited on Behalf of the Board of Directors
MARINEMAX, INC.
2010 ANNUAL MEETING OF STOCKHOLDERS
     The undersigned stockholder of MARINEMAX, INC., a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated January 11, 2010 and hereby appoints William H. McGill Jr. and Michael H. McLamb and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2010 Annual Meeting of Stockholders of MARINEMAX, INC., to be held on Wednesday, February 17, 2010, at 8:00 a.m., local time, at 2375 East Camelback Road, 7th Floor, Phoenix, Arizona 85016, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.
FOR EACH OF THE MATTERS SET FORTH ON THE REVERSE SIDE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
Authorized Signatures - This section must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)